UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2013

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One West Exchange Street, Suite 5A, Providence, Rhode Island 02903

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On April 3, 2013, LIN TV Corp. issued a press release announcing that its wholly owned subsidiary, LIN Television Corporation, had commenced an offer to exchange all of LIN Television Corporation’s outstanding 6 3/8% Senior Notes due 2021 issued October 12, 2012 for new 6 3/8% Senior Notes due 2021 registered under the Securities Act of 1933. A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of LIN TV Corp. and LIN Television Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp. LIN Television Corporation

Date: April 3, 2013	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated April 3, 2013.